                CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                           AIM AGGRESSIVE GROWTH FUND

                        Supplement dated April 30, 2004
                   to the Prospectus dated February 27, 2004,
              as supplemented February 27, 2004 and April 19, 2004

The following table replaces in its entirety the "Performance Table" found under the heading "PERFORMANCE INFORMATION" on page 3 of the prospectus:

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
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(for the periods ended                                                                           SINCE             INCEPTION
December 31, 2003)                           1 YEAR           5 YEARS          10 YEARS          INCEPTION(1)        DATE
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
Class A
     Return Before Taxes                    20.28%            0.57%               8.68%               --           05/01/84
     Return After Taxes on Distributions    20.28            (0.69)               7.65                --
     Return After Taxes on Distributions
     and Sale of Fund Shares                13.18             0.40                7.48                --
Class B                                                                                                            03/01/99
     Return Before Taxes                    21.38               --                  --              2.82%
Class C                                                                                                            03/01/99
     Return Before Taxes                    25.38               --                  --              3.12
Class R(2)                                                                                                         05/01/84(2)
     Return Before Taxes                    26.81             1.45                9.02                --
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S & P 500 Index(3)                          28.67            (0.57)              11.06                --                 --
Russell 2500TM Index(3,4)                   45.51             9.40               11.74                --                 --
Russell MidcapTM Growth Index(3,5)          42.71             2.01                9.40                --                 --
Russell 2500(R)Growth Index(3,6)            46.31             3.83                8.04                --                 --
Lipper Mid Cap Growth Fund Index(3,7)       35.42             2.18                8.25                --                 --
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

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

1 Since Inception performance is only provided for a class with less than ten calendar years of performance.
2 The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five year period and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
3 The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 2500TM Index because the S&P 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also elected to use the Russell MidcapTM Growth Index as its style specific index rather than the Russell 2500(R) Growth Index because the fund believes the Russell MidcapTM Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
4 The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000TM Index and represents approximately 16% of the total market capitalization of the Russell 3000TM Index. The Russell 3000TM Index represents approximately 16% of the total market capitalization of the Russell 3000TM Index. The Russell 3000TM Index measures the performance of the 3000 largest U.S. companies and is regarded as the standard for measuring the U.S. stock market performance.
5 The Russell MidcapTM Growth Index measures the performance of those securities in the Russell MidcapTM Index with a higher than average growth forecast.
6 The Russell 2500TM Growth Index measures the performance of those Russell
  2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.
7 The Lipper Mid Cap Growth Fund Index is an equally weighted representation for the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.